SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 12, 2004

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
CDF Financing, L.L.C.

Distribution Financial Services Floorplan Master Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-115582 / 333-115582-02 /	88-0355652 (CDF Financing, L.L.C.)

333-115582-03 / 333-115582-04	20-1060484 (CDF Funding, Inc.)

(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192

(Address of Principal Executive Offices)	(Zip Code)

(847) 747-6800

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Underwriting Agreement
Underwriting Agreement
Master Indenture
Indenture Supplement
Indenture Supplement
Amended and Restated Trust Agreement
Supplement
Receivables Sale Agreement
Receivables Purchase and Contribution Agreement
Servicing Agreement
Sub-Servicing Agreement
Sub-Servicing Agreement
Administration Agreement
Originator Performance Guaranty
Custody and Control Agreement
Pooling and Serving Agreement

Item 5. Other Events.

     On August 12, 2004, GE Dealer Floorplan Master Note Trust issued $1,202,000,000 Class A Series 2004-1 Asset Backed Notes, $38,000,000 Class B Series 2004-1 Asset Backed Notes and $10,000,000 Class C Series 2004-1 Asset Backed Notes described in a Series 2004-1 Prospectus Supplement dated August 3, 2004 to a Prospectus dated August 3, 2004 and $1,202,000,000 Class A Series 2004-2 Asset Backed Notes, $38,000,000 Class B Series 2004-2 Asset Backed Notes and $10,000,000 Class C Series 2004-2 Asset Backed Notes described in a Series 2004-2 Prospectus Supplement dated August 3, 2004 to a Prospectus dated August 3, 2004 (collectively, the “Notes”).

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Document Description
(a)	Not applicable

(b)	Not applicable

(c)	Exhibit 1.1	Underwriting Agreement (2004-1), dated August 3, 2004, among CDF Funding, Inc., General Electric Capital Corporation, Banc of America Securities LLC and Citigroup Global Markets Inc.

	Exhibit 1.2	Underwriting Agreement (2004-2), dated August 3, 2004, among CDF Funding, Inc., General Electric Capital Corporation, Banc of America Securities LLC and Citigroup Global Markets Inc.

	Exhibit 4.1	Master Indenture, dated as of August 12, 2004, among GE Dealer Floorplan Master Note Trust and Wilmington Trust Company

	Exhibit 4.2	Series 2004-1 Indenture Supplement, dated as of August 12, 2004, among GE Dealer Floorplan Master Note Trust and Wilmington Trust Company

	Exhibit 4.3	Series 2004-2 Indenture Supplement, dated as of August 12, 2004, among GE Dealer Floorplan Master Note Trust and Wilmington Trust Company

	Exhibit 4.4	Amended and Restated Trust Agreement, dated as of August 12, 2004, among CDF Funding, Inc. and The Bank of New York (Delaware)

	Exhibit 4.5	Series 2004-NTC Supplement, dated as of August 12, 2004, among CDF Financing, L.L.C., GE Commercial Distribution Finance Corporation and Wilmington Trust Company

	Exhibit 4.6	Receivables Sale Agreement, dated as of August 12, 2004, among and GE Commercial Distribution Finance Corporation, Transamerica Commercial Finance Corporation, Brunswick Acceptance Company, LLC and CDF Funding, Inc.

	Exhibit 4.7	Receivables Purchase and Contribution Agreement, dated as of August 12, 2004, among CDF Funding, Inc. and GE Dealer Floorplan Master Note Trust

	Exhibit 4.8	Servicing Agreement, dated as of August 12, 2004, among General Electric Capital Corporation and GE Dealer Floorplan Master Note Trust

	Exhibit 4.9	Sub-Servicing Agreement, dated as of August 12, 2004, among General Electric Capital Corporation and GE Commercial Distribution Finance Corporation

	Exhibit 4.10	Sub-Servicing Agreement, dated as of August 12, 2004, among General Electric Capital Corporation and Transamerica Commercial Finance Corporation

	Exhibit 4.11	Administration Agreement, dated as of August 12, 2004, among General Electric Capital Corporation and GE Dealer Floorplan Master Note Trust

	Exhibit 4.12	Originator Performance Guaranty, dated as of August 12, 2004, by General Electric Capital Corporation

	Exhibit 4.13	Custody and Control Agreement, dated as of August 12, 2004, among GE Dealer Floorplan Master Note Trust and Wilmington Trust Company

	Exhibit 4.14	Third Amendment, dated as of August 12, 2004, to the Pooling and Servicing Agreement among CDF Financing, L.L.C., GE Commercial Distribution Finance Corporation and Wilmington Trust Company

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC., (Co-Registrant)

Dated: August 12, 2004	By:	/S/ W. Steven Culp

Name: W. Steven Culp
Title: Vice President, Treasurer and
Principal Accounting Officer

GE DEALER FLOORPLAN MASTER NOTE TRUST (Co-Registrant)

By: CDF FUNDING, INC.

Dated: August 12, 2004	By:	/S/ W. Steven Culp

Name: W. Steven Culp
Title: Vice President, Treasurer and
Principal Accounting Officer

CDF FINANCING, L.L.C., (Co-Registrant)

Dated: August 12, 2004	By:	/S/ W. Steven Culp

Name: W. Steven Culp
Title: Manager and Principal Accounting Officer

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST (Co-Registrant)

By: CDF FINANCING, L.L.C.

Dated: August 12, 2004	By:	/S/ W. Steven Culp

Name: W. Steven Culp
Title: Manager and Principal Accounting Officer

Form 8-K